                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


     The Board of Directors
     Computer Network Technology Corporation:




     We consent to the use of our reports incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus in this S-3 Registration Statement.



                                    KPMG LLP



     Minneapolis, Minnesota

     October 4, 2000